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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 29, 2004

NIC INC. (Exact name of registrant as specified in its charter)
Colorado (State or other jurisdiction of incorporation or organization)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)
10540 South Ridgeview Road Olathe, Kansas 66061 (Address of principal executive offices, including zip code)
(877) 234-3468 (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99—Press release issued by NIC Inc. dated July 29, 2004, announcing 2004 second quarter earnings information, furnished solely for purposes of incorporation by reference to Items 9 and 12 herein.

ITEM 9. REGULATION FD DISCLOSURE

On July 29, 2004, NIC Inc. issued a press release announcing 2004 second quarter earnings information. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this report on Form 8-K as Exhibit 99.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004, NIC Inc. issued a press release announcing 2004 second quarter earnings information. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this report on Form 8-K as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.
Date: July 30, 2004	/s/ Stephen M. Kovzan Stephen M. Kovzan Vice President, Financial Operations Chief Accounting Officer

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SIGNATURES